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                                                                 [ANDERSEN LOGO]

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File No. 333-57128.


                                        /s/ Arthur Andersen LLP


Seattle, Washington
February 28, 2002